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                                                                   EXHIBIT 10.40

                                 AMENDMENT NO. 1
                                       TO
                         EXECUTIVE EMPLOYMENT AGREEMENT

     THIS AMENDMENT NO. 1, dated as of December 16, 2002 (hereinafter referred to as the "Amendment"), to the Executive Employment Agreement, dated as of July 1, 2002 (hereinafter referred to as the "Agreement"), by and among UNITED STATIONERS INC., a Delaware corporation (hereinafter, together with its successors, referred to as "Holding"), UNITED STATIONERS SUPPLY CO., an Illinois corporation (hereinafter, together with its successors, referred to as the "Company", and, together with Holding, the "Companies"), and John T. Sloan (hereinafter referred to as the "Executive"). Terms used in this Amendment but not defined herein shall have the meanings given to them in the Agreement.

     WHEREAS, the Companies and the Executive desire to amend the Agreement as hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Paragraph 1 of Appendix A to the Agreement is hereby amended and restated to read in its entirety as follows:

          "With respect to Section 4(a) hereof, commencing on July 1, 2003 (assuming he then remains in the employment of the Companies), the Executive's Base Salary shall be at an annual rate of not less than $250,000."

     2. Paragraph 2 of Appendix A to the Agreement is hereby amended and restated to read in its entirety as follows:

          "With respect to Section 4(b) hereof, the Executive's Annual Bonus for calendar year 2002 shall be determined by the Board pursuant to the Bonus Plan as in effect for calendar year 2002 for senior executives at the same grade level and shall be payable in the first calendar quarter of 2003. The Executive's Target Annual Bonus for calendar year 2003 shall be fifty percent (50%) of Base Salary. The Executive shall also be entitled to a supplemental bonus of $55,000 for the first half of calendar year 2003 if he remains in the employment of the Companies on July 1, 2003, payable on or before July 15, 2003."

     3. The Executive and the Companies acknowledge and agree that neither the execution of this Amendment nor the changes to the Agreement effected hereby shall constitute Good Reason under the Agreement.

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     4.   All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

     5. This Amendment shall become effective as of the date hereof. This Amendment shall be subject to Board approval pursuant to Section 10 of the Agreement, which approval may be subsequent to the date hereof but shall not alter the effective date. The Executive and the Companies acknowledge and agree that no amounts shall be due or payable pursuant to Paragraph 2 of Appendix A to the Agreement as in effect prior to the date hereof for or in respect of the portion of calendar year 2002 prior to the date hereof or otherwise.

     6. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. This Amendment and the rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to principles of conflicts of law of Illinois or any other jurisdiction.

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     IN WITNESS WHEREOF, the parties have executed this Amendment in one or more counterparts, each of which shall be deemed one and the same instrument, as of the day and year first written above.

                                       UNITED STATIONERS INC.


                                       By:
                                           --------------------------------
                                       Name:
                                       Title:


                                       UNITED STATIONERS SUPPLY CO.


                                       By:
                                           --------------------------------
                                       Name:
                                       Title:


                                       EXECUTIVE:


                                       ------------------------------------
                                       John T. Sloan

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